EXHIBIT 10.41

TRANSOCEAN LTD.

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE JANUARY 1, 2009

TRANSOCEAN LTD.

PENSION EQUALIZATION PLAN

WHEREAS, GlobalSantaFe Corporate Services Inc. adopted and maintained the GlobalSantaFe Pension Equalization Plan, as amended effective July 21, 2007 and as amended and restated effective November 27, 2007 (the “Prior GSF Plan”); and

WHEREAS, Transocean Inc. (“Transocean”) adopted and maintained the Transocean U.S. Supplemental Retirement Plan, as amended and restated effective November 27, 2007 (the “Prior TO Plan”); and

WHEREAS, on November 27, 2007, GlobalSantaFe Corporation (“GlobalSantaFe”) completed the transactions contemplated by an Agreement and Plan of Merger with Transocean Inc. and Transocean Worldwide Inc., a direct wholly owned subsidiary of Transocean (“Transocean Worldwide”), pursuant to which GlobalSantaFe merged with Transocean Worldwide by way of a scheme of arrangement qualifying as an amalgamation under Cayman Islands law, with Transocean Worldwide continuing as the surviving entity; and

WHEREAS, effective January 1, 2009, the Prior GSF Plan and the Prior TO Plan shall be amended and restated to merge and harmonize the two plans in the form of the Transocean Ltd. Pension Equalization Plan (as amended and restated effective January 1, 2009).

NOW THEREFORE, the Plan is hereby amended and restated to read as follows, effective as of January 1, 2009:

ARTICLE I

PURPOSE

1.1       Purpose of the Plan: The purpose of this Plan is generally to provide the amount of the benefit that would otherwise be paid under the Pension Plan, as in effect on the applicable date, but which cannot be paid under these plans on account of (a) the limitations of Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”), which limits the annual compensation that may be taken into account in computing benefits under the Pension Plan to $245,000 in 2009 (or such other annual dollar amount as may be prescribed by the Secretary of the Treasury or his or her delegate), and (b) Section 415 of the Code, which limits the benefits and contributions under qualified plans.

1.2       ERISA Status: Program A of the Plan, detailed in Article III below, is intended to qualify for the exemptions provided under Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”), for plans that are not qualified under Code Section 401(a) and that are maintained primarily to provide deferred compensation for a select group of management or highly compensated employees. Program B of the Plan, set forth in Article IV below, is intended to qualify for the exemptions provided under Title I of ERISA for plans that are excess benefit plans as defined in Section 3(36) of ERISA.

ARTICLE II

DEFINITIONS

Except as otherwise indicated, for purposes of the Plan, the terms listed below shall be defined as follows:

Additional Service Period: The term “Additional Service Period” means, with respect to any Participant who received a severance payment, whether in the form of salary and/or bonus continuation payments or in a lump sum or sums, the salary and/or bonus continuation period or, in the case of a lump sum or sums, the period with respect to which the lump sum or sums are deemed paid pursuant to the definitions of “Basic Earnings” and “Bonus” contained in this Plan.

Administrative Committee: The committee established by the Board to administer the Plan pursuant to Section 8.1.

Affiliate: The term “Affiliate” shall have the identical meaning of that term as set out in the Pension Plan.

Applicable Interest Rate: With respect to (i) benefits accrued under this Plan on and after January 1, 2009, and (ii) benefits accrued prior to January 1, 2009 under the Legacy GlobalSantaFe Plan, the “Applicable Interest Rate” is the interest rate used in the Applicable Pension Plan.

With respect to (i) benefits accrued at any time for those certain Participants listed on Appendix C hereto, and (ii) benefits accrued prior to January 1, 2009 under the Legacy Transocean Plan, the “Applicable Interest Rate” is the annual interest rate equal to the yield on a new 7-12 year AA-rated general obligation tax-exempt bond as determined by Merrill Lynch & Co. (or its affiliates) and published in The Wall Street Journal. For purposes of the preceding sentence, an annual interest rate is to be determined as the average of the daily yields for November of the Plan Year preceding the Plan Year in which occurs the proposed date of payment; in such case, the stability period for such applicable interest rate shall be the Plan Year.

Applicable Pension Plan: The term “Applicable Pension Plan” means the Pension Plan as in effect on the date of Participant’s Termination of Employment.

Basic Earnings: The term “Basic Earnings” shall have the identical meaning of that term as set forth in the Pension Plan, only without regard to the limitations imposed by Section 401(a)(17) of the Code; provided that “Basic Earnings” shall include severance payments based on a multiple or any percentage of salary, whether made as salary continuation payments or in a lump sum or sums. In the event such a severance payment is paid in a lump sum or sums, the salary amount shall be deemed to accrue over the period of time it would normally have been paid had the Participant’s salary at the time of termination continued until the severance payments were exhausted.

Board: The Board of Directors of the Company.

Bonus: The term “Bonus” shall have the identical meaning of that term as set out in the Pension Plan, only without regard to the limitations imposed by Section 401(a)(17) of the Code; provided that the term “Bonus” shall include severance payments based on a multiple or any percentage of a bonus or deemed bonus, whether made as bonus continuation payments or in a lump sum or sums. In the event such a severance payment is paid in a lump sum or sums, the payment shall be included and shall be deemed paid as follows: (a) any payment based on a multiple of a bonus or deemed bonus shall be divided by the multiplier and each fraction thereof shall constitute a single annual “Bonus,” which shall be deemed paid on the customary annual bonus date (as determined by the Administrative Committee) over the number of years represented by the multiplier and (b) any payment that is 100% of, or less than, the bonus or deemed bonus shall be deemed to be paid on the customary bonus date next following the date of the Participant’s termination of employment.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Company: Transocean Ltd.

Effective Date: January 1, 2009.

ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time.

Legacy GlobalSantaFe Plan: The GlobalSantaFe Pension Equalization Plan, as amended and restated effective November 27, 2007, and as thereafter amended and in effect on December 31, 2008. The Legacy GlobalSantaFe Plan is attached hereto as Exhibit A, solely for purposes of calculating the amount of a Participant’s Legacy Plan Benefit.

Legacy Plan: The Legacy GlobalSantaFe Plan and the Legacy Transocean Plan, as applicable.

Legacy Plan Benefit: The Legacy Plan Benefit calculated pursuant to Article VI.

Legacy Transocean Plan: The Transocean U.S. Supplemental Retirement Benefit Plan, as amended and restated effective November 27, 2007, and as thereafter amended and in effect on December 31, 2008. The Legacy Transocean Plan is attached hereto as Exhibit B, solely for purposes of calculating the amount of a Participant’s Legacy Plan Benefit.

Lump-Sum Equivalent: With respect to any benefit hereunder, a lump-sum payment equal in value at date of determination of such benefit when determined actuarially, based upon the mortality table used in the Pension Plan in effect as of Participant’s Termination of Employment and based upon the Applicable Interest Rate In the event that age is increased by a salary and/or bonus continuation period or an Additional Service Period (“imputed years”), the lump sum payment will be discounted by the number of imputed years from the date of determination to the date of payment using interest only at the Applicable Interest Rate. For purposes of Sections 3.3(f), 4.3(f) and 5.1(c) herein, the date of determination is the day after the end of the Additional Service Period.

Participant: An employee of the Company or its Affiliate who qualifies for participation in the Plan under Sections 3.2 and/or 4.2 of the Plan.

Pension Plan: The Transocean U.S. Retirement Plan, as amended and restated effective January 1, 2009, and as thereafter may be amended from time to time.

Plan: The Transocean Ltd. Pension Equalization Plan, as amended and restated effective January 1, 2009 and as thereafter amended from time to time.

Plan Administrator: The Administrative Committee.

Section 409A: Section 409A of the Code and applicable U.S. Treasury authorities.

SERP: The Transocean Supplemental Executive Retirement Plan, as amended and restated effective January 1, 2008 and thereafter amended from time to time.

Termination of Employment: The term “Termination of Employment” means “separation from service,” as defined in Section 1.409A-1(h) of the U.S. Treasury regulations, with the Company or an Affiliate for any reason other than a transfer between Employers.

Window Benefit Participant: A Participant who is eligible for a window benefit under the Applicable Pension Plan.

Window Excluded Participant: A Participant who would have been eligible for a window benefit under the Applicable Pension Plan had Participant not been specifically excluded pursuant to Appendix A of the Applicable Pension Plan.

ARTICLE III

PROGRAM A: RESTORATION OF BENEFITS REDUCED BY SECTION 401(a)(17)

3.1       Purpose: Section 401(a)(17) of the Code limits the amount of compensation that may be taken into account under a qualified plan for any year to $245,000 in 2009 (or such other annual dollar amount as may be prescribed by the Secretary of the Treasury or his or her delegate). The purpose of Program A is to restore to Participants any benefits that would have been available to them under the Pension Plan had the limitations of Section 401(a)(17) of the Code not been imposed.

3.2       Participation: In order to participate in Program A of this Plan, an individual must (a) have experienced a reduction in the benefits he would have received from his Pension Plan as a result of the Code Section 401(a)(17) limitations on the amount of annual compensation that may be included in the calculation of benefits and (b) be a member of a select group of management or highly compensated employees (as those terms are set forth in Section 201(2) of ERISA) who are identified by the Plan Administrator.

3.3	Amount of Benefit:
(a)	The benefit payable under Program A will be equal to (i) less (ii) below:
(i)

the monthly benefit for the Participant calculated under the Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 401(a)(17) of the Code, as amended, or any successor sections of the Code; less

(ii)	the monthly benefit calculated and payable under the Pension Plan.

(b)       For purposes of subsections (a)(i) and (ii), each Pension Plan benefit shall be converted into a single life annuity commencing on the later of the Participant’s normal retirement date under the Pension Plan or the date benefits are paid under this Plan.

(c)       The amount in subsection (a) will be subject to limits described in Article V.

(d)       Benefits under this Article III will be paid only to supplement benefits actually payable from the Pension Plan.

(e)       The amount in subsection (a)(i) shall include the Additional Service Period. Furthermore, (to the extent not already included pursuant to the provisions of the Pension Plan) the age of any such Participant shall be deemed to include the years and partial years contained in the Additional Service Period. It is intended that the application of Section 3.3(e) shall extend to, but not be limited to, Window Benefit Participants and Window Excluded Participants.

(f)        For Window Benefit Participants, the benefit described in this Section 3.3 shall equal the Lump Sum Equivalent of the excess of (i) over (ii) below:

(i)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 401(a)(17) of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(ii)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming the Participant remained employed through the end of the Additional Service Period and commenced payment of his benefit at that time (or, if not eligible to for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For Window Excluded Participants, the benefit described in this Section 3.3 shall equal the Lump Sum Equivalent of the excess of (iii) over (iv) below:

(iii)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 401(a)(17) of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(iv)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming Participant terminated employment on the date of his actual Termination of Employment and commenced payment of his benefit after the expiration of the Additional Service Period (or, if not eligible to commence payment under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the

Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For purposes of this Section 3.3(f), a Participant’s “Social Security Covered Compensation” (as defined in the Applicable Pension Plan) is projected to increase during the Additional Service Period using an inflation assumption of 3%.

3.4       Applicability. This Article III shall only apply to benefits accrued from and after January 1, 2009.

ARTICLE IV

PROGRAM B: RESTORATION OF BENEFITS REDUCED BY SECTION 415

4.1       Purpose: Section 415 of the Code limits the benefits and contributions under qualified plans. The purpose of Program B is to restore to Participants any benefits that would have been available to them under the Pension Plan had the limitations of Section 415 of the Code not been imposed.

4.2       Participation: In order to participate in Program B of this Plan, an individual must (a) have experienced a reduction in the benefits he would have received from a Pension Plan as a result of the Code Section 415 limitations and (b) be selected for participation by the Plan Administrator.

4.3	Amount of Benefit:
(a)	The benefit payable under Program B will be equal to (i) less (ii) below:
(i)

the monthly benefit for the Participant calculated under the Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 415 of the Code, as amended, or any successor sections of the Code; less

(ii)	the monthly benefit calculated and payable under the Pension Plan.

(b)       For purposes of subsections (a)(i) and (ii), each Pension Plan benefit shall be converted into a single life annuity commencing on the later of the Participant’s normal retirement date under the Pension Plan or the date benefits are paid under this Plan.

(c)       The amount in subsection (a) will be subject to limits described in Article V.

(d)       Benefits under this Article IV will be paid only to supplement benefits actually payable from the Pension Plan.

(e)       The amount in subsection (a)(i) shall include the Additional Service Period. Furthermore, (to the extent not already included pursuant to the provisions of the Pension Plan) the age of any such Participant shall be deemed to include the years and partial years contained in the Additional Service Period. It is intended that the application of Section 4.3(e) shall extend to, but not be limited to, Window Benefit Participants and Window Excluded Participants.

(f)        For Window Benefit Participants, the benefit described in this Section 4.3 shall equal the Lump Sum Equivalent of the excess of (i) over (ii) below:

(i)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 415 of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(ii)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming Participant remained employed through the end of the Additional Service Period and commenced payment of his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For Window Excluded Participants, the benefit described in this Section 4.3 shall equal the Lump Sum Equivalent of the excess of (iii) over (iv) below:

(iii)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 415 of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(iv)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming Participant terminated employment on the date of his actual Termination of Employment and commenced payment of his benefit after the expiration of the Additional Service Period (or, if not eligible to commence payment under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For purposes of this Section 4.3(f), a Participant’s “Social Security Covered Compensation” (as defined in the Applicable Pension Plan) is projected to increase during the Additional Service Period using an inflation assumption of 3%.

4.4       Applicability. This Article IV shall only apply to benefits accrued from and after January 1, 2009.

ARTICLE V

MAXIMUM BENEFIT

5.1       In the event that a Participant is eligible for both Program A and Program B, the aggregate benefit shall not exceed an amount equal to (a) less (b) below:

(a)       the monthly benefit for the Participant calculated under the Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Sections 401(a)(17) and 415 of the Code, as amended, or any successor sections of the Code; less

(b)	the monthly benefit calculated and payable under the Pension Plan.

For purposes of subsections (a) and (b), each Pension Plan benefit shall be converted into a single life annuity commencing on the later of the Participant’s normal retirement date under the Pension Plan or the date benefits are paid under this Plan.

The amount in subsection (a) shall include (to the extent not already included pursuant to the provisions of the Pension Plan) the Additional Service Period. Furthermore, (to the extent not already included pursuant to the provisions of the Pension Plan) the age of any such Participant shall be deemed to include the years and partial years contained in the Additional Service Period. It is intended that the application of Section 5.1 shall extend to, but not be limited to, Window Benefit Participants and Window Excluded Participants..

(c)       For Window Benefit Participants, the aggregate benefit described in this Section 5.1 shall not exceed the Lump Sum Equivalent of the excess of (i) over (ii) below:

(i)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Sections 401(a)(17) and 415 of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(ii)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming Participant remained employed through the end of the Additional Service Period and commenced payment of his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service

Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For Window Excluded Participants, the aggregate benefit described in this Section 5.1 shall not exceed the Lump Sum Equivalent of the excess of (iii) over (iv) below:

(iii)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Sections 401(a)(17) and 415 of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(iv)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming Participant terminated employment on the date of his actual Termination of Employment and commenced payment of his benefit after the expiration of the Additional Service Period (or, if not eligible to commence payment under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For purposes of this Section 5.1(c), a Participant’s “Social Security Covered Compensation” (as defined in the Applicable Pension Plan) is projected to increase during the Additional Service Period using an inflation assumption of 3%.

5.2       Applicability. This Article V shall only apply to benefits accrued from and after January 1, 2009.

ARTICLE VI

LEGACY PLAN BENEFIT

6.1       A Participant who was eligible to participate in a Legacy Plan shall be entitled to a Legacy Plan Benefit, calculated pursuant to the terms in effect on the earlier of (i) December 31, 2008 or (ii) the Participant’s latest date of participation therein, in addition to the Plan benefit described herein if otherwise eligible. For purposes of computing a Participant’s Legacy Plan Benefit pursuant to this Article VI, a Participant’s service shall be limited solely to service accrued under the Legacy Plan, but compensation shall also include compensation earned while the Participant is participating in the Plan if doing so would result in a greater Legacy Plan Benefit.

6.2       Applicability. This Article VI shall only apply to benefits accrued before January 1, 2009.

ARTICLE VII

VESTING AND BENEFIT PAYMENT

7.1       Form and Timing of Payment: The monthly benefit determined to be payable under this Plan shall be converted to a Lump-Sum Equivalent benefit. Subject to Section 8.17, the lump sum amount determined shall be payable to the Participant or surviving spouse within 90 days following Participant’s Termination of Employment from the Company and its Affiliates.

7.2       Vesting: A Participant shall become vested in the benefit payable under this Plan at the same time that he becomes vested under the Pension Plan.

7.3       Effect of an Agreement: Benefits under the Plan may be increased, decreased or otherwise modified by any legally binding contractual agreement between a Participant and the Company.

7.4       SERP Offset Calculation: The monthly benefit calculated for purposes of determining the amount payable under this Plan shall offset the benefit, if any, payable under the SERP. Pursuant to subsection (d) of the SERP’s definition of “Normal Retirement Benefit,” the benefit payable under this Plan shall, for purposes of the offset, be converted into a single life annuity commencing on the later of the Participant’s normal retirement date under the Pension Plan or the date benefits are paid under this Plan.

ARTICLE VIII

MISCELLANEOUS

8.1       Administration and Interpretation: The Plan shall be administered by the Administrative Committee. The determination of the Administrative Committee as to any disputed questions arising under this Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons. Benefits under this Plan will be paid only if the Plan Administrator decides in its discretion that the claimant is entitled to them.

8.2       Expenses: The expenses of administering the Plan shall be borne by the Company.

8.3       Indemnification and Exculpation: The members of the Administrative Committee, its agents, and officers, directors and employees of the Company and its Affiliates shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company’s written approval) or paid by them in satisfaction of a judgment in any such action, suit or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability or expense is due to such person’s gross negligence or willful misconduct.

8.4       Amendment: The Plan may be amended, in whole or in part, by action of the Board, in its sole discretion. Benefits under the Plan may be increased, decreased or otherwise modified by any legally binding contractual agreement between a Participant and the Company.

8.5       Termination: The Board may, at its sole discretion, terminate, suspend or amend the Plan at any time or from time to time, in whole or in part in accordance with Section 1.409A-3(j)(4)(ix) of the U.S. Treasury regulations.

8.6       Not an Employment Agreement: Nothing contained in this Plan is intended to nor shall it confer upon any Participant the right to be retained in the service of the Company and its Affiliates, nor shall the existence of this Plan interfere with the right of the Company and its Affiliates to terminate, lay off, discharge or otherwise deal with any Participant.

8.7       Funding: All payments under this Plan shall be made from the general assets of the Participant’s employer during the period the Participant accrued benefits under this Plan. In the event that a Participant changed employers during the period of benefit accrual under this Plan, each employer shall fund the Participants’ payment under this Plan to the extent that the payment reflects benefits accrued during the Participant’s tenure with such employer. Each Participant remains a general, unsecured creditor of the employer responsible for funding the Participant’s payments under this Plan with respect to benefits accrued or paid under this Plan.

8.8       Severability: In the event any provision of the Plan shall be held illegal or invalid for any reason, any illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan.

8.9       Assignment of Benefits: A Participant may not, either voluntarily or involuntarily, assign, anticipate, alienate, commute, pledge or encumber any benefits to which he is or may become entitled to under the Plan, nor may the same be subject to attachment or garnishment by any creditor of a Participant.

8.10     Tax Withholding: Such sum may be withheld from the lump-sum payment payable under the Plan for any federal, state or local taxes required by law to be withheld with respect to such payment, as the Company may reasonably estimate is necessary to cover any taxes that may be assessed with regard to such payment.

8.11     Use and Form of Words: Words used herein in the masculine gender shall be construed as also used in the feminine gender where they would so apply, and vice versa. Words used in the singular form shall be construed as also used in the plural form where they would so apply, and vice versa.

8.12     Effect on Other Plans: Amounts accrued or paid under this Plan shall not be considered compensation for the purposes of the Company’s other employee benefit plans. All amounts paid under this Plan will be a reduction of benefits calculated and payable under the SERP.

8.13     Applicable Law: This Plan shall be governed and construed in accordance with the laws of the State of Texas.

8.14     Scope: This Plan is intended only to remedy Pension Plan benefit reductions caused by the operation of Sections 415 and/or 401(a)(17) of the Code and not reductions for any other reason.

8.15     Plan Termination: No further benefits may be earned by a Participant under this Plan after the termination of the Pension Plan.

8.16     409A Compliance. It is intended that the provisions of this Plan satisfy the requirements of Section 409A and that the Plan be operated in a manner consistent with such requirements to the extent applicable. Therefore, the Administrative Committee may make adjustments to the Plan and may construe the provisions of the Plan in accordance with the requirements of Section 409A.

8.17     Specified Employees. If a Participant is a “specified employee,” as such term is defined in Section 409A and determined as described below in this Section 8.17, any payments payable as a result of the Participant’s Termination of Employment (other than death) shall not be payable before the earlier of (i) the date that is six months after the Participant’s Termination of Employment, (ii) the date of the Participant’s death, or (iii) the date that otherwise complies with the requirements of Section 409A. A Participant shall be a “specified employee” for the twelve-month period beginning on April 1 of a year if the Participant is a “key employee” as defined in Section 416(i) of the Internal Revenue Code (without regard to Section 416(i)(5)) as of December 31 of the preceding year or using such dates as designated by the Administrative

Committee in accordance with Section 409A and in a manner that is consistent with respect to all of the Company’s nonqualified deferred compensation plans. For purposes of determining the identity of specified employees, the Administrative Committee may establish procedures as it deems appropriate in accordance with Section 409A.

            IN WITNESS WHEREOF, this Plan, as amended and restated, has been executed as of the 31 day of December, 2008, but effective as of January 1, 2009.

TRANSOCEAN LTD.

By:_/s/ Cheryl D. Richard_____________________

Name:__Cheryl D. Richard____________________

Title:___Senior Vice President, Human Resources and IPS__

APPENDIX A

LEGACY GLOBALSANTAFE PLAN

The Legacy GlobalSantaFe Plan is attached hereto solely for purposes of calculating a Participant’s Legacy Plan Benefit pursuant to Article VI. For purposes of calculating the Legacy Plan Benefit, a Participant will only be entitled to service under the Legacy GlobalSantaFe Plan through the earlier of (i) the Participant’s latest date of participation under the Plan or (ii) December 31, 2008. However, a Participant’s Legacy Plan Benefit shall include compensation earned while the Participant is participating in the Plan.

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

WHEREAS, GlobalSantaFe Corporate Services Inc. (the “Company”) adopted and maintains the GlobalSantaFe Pension Equalization Plan, as amended effective July 21, 2007 and as amended and restated effective January 1, 2008 (the “Plan”), for the benefit of its employees and the employees of its subsidiaries to aid such employees in making more adequate provision for their retirement; and

WHEREAS, the Company previously adopted the amended and restated plan effective as f January 1, 2008 to comply with the provisions of Section 409A of the Internal Revenue Code, as amended (“Section 409A”) and to preserve the material terms of the Plan as in effect on December 31, 2004 in order that such plan qualify as a grandfathered plan for purposes of Section 409A; and

WHEREAS, the Company desires to make certain changes to the Plan in accordance with the Agreement and Plan of Merger by and among the GlobalSantaFe Corporation, Transocean Inc. and Transocean Worldwide, Inc., dated as of July 21, 2007 with the understanding that such changes will constitute a “material modification” for purposes of Section 409A.

NOW THEREFORE, the Plan is hereby amended and restated to read as follows, effective as of November 27, 2007:

ARTICLE I

PURPOSE

1.1      Purpose of the Plan: The purpose of this Plan is generally to provide the amount of the benefit that would otherwise be paid under the Pension Plan, as in effect on the applicable date, but which cannot be paid under these plans on account of (a) the limitations of Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”), which limits the annual compensation that may be taken into account in computing benefits under the Pension Plan to $225,000 (or such other dollar amount as may be prescribed by the Secretary of the Treasury or his or her delegate), and (b) Section 415 of the Code, which limits the benefits and contributions under qualified plans.

1.2      ERISA Status: Program A of the Plan, detailed in Article III below, is intended to qualify for the exemptions provided under Title I of the Employee Retirement Income Security Act of 1924, as amended from time to time (“ERISA”), for plans that are not qualified under Code Section 401(a) and that are maintained primarily to provide deferred compensation for a select group of management or highly compensated employees. Program B of the Plan, set forth in Article IV below, is intended to qualify for the exemptions provided under Title I of ERISA for plans that are excess benefit plans as defined in Section 3(36) of ERISA.

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

ARTICLE II

DEFINITIONS

Except as otherwise indicated, for purposes of the Plan, the terms listed below shall be defined as follows:

Additional Service Period: The term “Additional Service Period” means, with respect to any Participant who received a severance payment, whether in the form of salary and/or bonus continuation payments or in a lump sum or sums, the salary and/or bonus continuation period or, in the case of a lump sum or sums, the period with respect to which the lump sum or sums are deemed paid pursuant to the definitions of “Basic Earnings” and “Bonus” contained in this Plan.

Administrative Committee: The committee established by the Board to administer the Plan pursuant to Section 7.1.

Affiliate: The term “Affiliate” shall have the identical meaning of that term as set out in the Pension Plan.

Applicable Pension Plan: The term “Applicable Pension Plan” means the Pension Plan as in effect on the date of Participant’s Termination of Employment.

Basic Earnings: The term “Basic Earnings” shall have the identical meaning of that term as set forth in the Pension Plan, only without regard to the limitations imposed by Section 401(a)(17) of the Code; provided that “Basic Earnings” shall include severance payments based on a multiple or any percentage of salary, whether made as salary continuation payments or in a lump sum or sums. In the event such a severance payment is paid in a lump sum or sums, the salary amount shall be deemed to accrue over the period of time it would normally have been paid had the Participant’s salary at the time of termination continued until the severance payments were exhausted.

Board: The Board of Directors of the Company.

Bonus: The term “Bonus” shall have the identical meaning of that term as set out in the Pension Plan, only without regard to the limitations imposed by Section 401(a)(17) of the Code; provided that the term “Bonus” shall include severance payments based on a multiple or any percentage of a bonus or deemed bonus, whether made as bonus continuation payments or in a lump sum or sums. In the event such a severance payment is paid in a lump sum or sums, the payment shall be included and shall be deemed paid as follows: (a) any payment based on a multiple of a bonus or deemed bonus shall be divided by the multiplier and each fraction thereof shall constitute a single annual “Bonus,” which shall be deemed paid on the customary annual bonus date (as determined by the Administrative Committee) over the number of years represented by the multiplier and (b) any payment that is 100% of, or less than, the bonus or deemed bonus shall be

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

deemed to be paid on the customary bonus date next following the date of the Participant’s termination of employment.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Company: GlobalSantaFe Corporate Services Inc.

Effective Date: November 27, 2007.

ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time.

Lump-Sum Equivalent: With respect to any benefit hereunder, a lump-sum payment equal in value at date of determination to such benefit when determined actuarially, based upon the mortality table and interest rate used in the Pension Plan in effect as of Participant’s Termination of Employment. In the event that age is increased by a salary and/or bonus continuation period or an Additional Service Period (“imputed years”), the lump sum payment will be discounted by the number of imputed years from the date of determination to the date of payment using interest only at the interest rate used in the Pension Plan in effect as of Participant’s Termination of Employment. For purposes of Sections 3.3(f), 4.3(f) and 5.1(c) herein, the date of determination is the day after the end of the Additional Service Period.

Participant: An employee of the Company or its Affiliate who qualifies for participation in the Plan under Sections 3.2 and/or 4.2 of the Plan.

Pension Plan: The GlobalSantaFe Retirement Plan for Employees, as amended and restated effective May 1, 2003, and as thereafter may be amended from time to time.

Plan: The GlobalSantaFe Pension Equalization Plan as amended and restated effective November 27, 2007 and as thereafter amended from time to time.

Plan Administrator: The Administrative Committee.

Section 409A: Section 409A of the Code and applicable U.S. Treasury authorities.

Termination of Employment: The term “Termination of Employment” means “separation from service”, as defined in Section 1.409A-1(h) of the U.S. Treasury regulations, with the Company or an Affiliate for any reason other than a transfer between Employers.

Window Benefit Participant: A Participant who is eligible for a window benefit under Section 5.7 of the Applicable Pension Plan.

Window Excluded Participant: A Participant who would have been eligible for a window benefit under Section 5.7 of the Applicable Pension Plan had Participant not been specifically excluded pursuant to Appendix A of the Applicable Pension Plan.

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

ARTICLE III

PROGRAM A: RESTORATION OF BENEFITS REDUCED BY SECTION 401(A)(17)

3.1      Purpose: Section 401(a)(17) of the Code limits the amount of compensation that may be taken into account under a qualified plan for any year to $225,000 (or such other dollar amount as may be prescribed by the Secretary of the Treasury or his or her delegate). The purpose of Program A is to restore to Participants any benefits that would have been available to them under the Pension Plan had the limitations of Section 401(a)(17) of the Code not been imposed.

3.2      Participation: In order to participate in Program A of this Plan, an individual must (a) have experienced a reduction in the benefits he would have received from his Pension Plan as a result of the Code Section 401(a)(17) limitations on the amount of annual compensation that may be included in the calculation of benefits and (b) be a member of a select group of management or highly compensated employees (as those terms are set forth in Section 201(2) of ERISA) who are identified by the Plan Administrator.

3.3	Amount of Benefit:
(a)	The benefit payable under Program A will be equal to (i) less (ii) below:
(i)

the monthly benefit for the Participant calculated under the Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 401(a)(17) of the Code, as amended, or any successor sections of the Code; less

(ii)	the monthly benefit calculated and payable under the Pension Plan.

(b)       For purposes of subsections (a)(i) and (ii), each Pension Plan benefit shall be converted into a single life annuity commencing on the later of the Participant’s normal retirement date under the Pension Plan or the date benefits are paid under this Plan.

(c)	The amount in subsection (a) will be subject to limits described in Article V.

(d)       Benefits under this Article III will be paid only to supplement benefits actually payable from the Pension Plan.

(e)       The amount in subsection (a)(i) shall include the Additional Service Period. Furthermore, (to the extent not already included pursuant to the provisions of the Pension Plan) the age of any such Participant shall be deemed to include the years and partial years contained in the Additional Service Period. It is intended that the application of Section 3.3(e) shall extend to, but not be limited to, Window Benefit Participants and Window Excluded Participants.

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

(f)        For Window Benefit Participants, the benefit described in this Section 3.3 shall equal the Lump Sum Equivalent of the excess of (i) over (ii) below:

(i)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 401(a)(17) of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(ii)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming the Participant remained employed through the end of the Additional Service Period and commenced payment of his benefit at that time (or, if not eligible to for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For Window Excluded Participants, the benefit described in this Section 3.3 shall equal the Lump Sum Equivalent of the excess of (iii) over (iv) below:

(iii)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 401(a)(17) of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(iv)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming Participant terminated employment on the date of his actual Termination of Employment and commenced payment of his benefit after the expiration of the Additional Service Period (or, if not eligible to commence payment under the Applicable

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For purposes of this Section 3.3(f), a Participant’s “Social Security Covered Compensation” (as defined in the Applicable Pension Plan) is projected to increase during the Additional Service Period using an inflation assumption of 3%.

ARTICLE IV

PROGRAM B: RESTORATION OF BENEFITS REDUCED BY SECTION 415

4.1      Purpose: Section 415 of the Code limits the benefits and contributions under qualified plans. The purpose of Program B is to restore to Participants any benefits that would have been available to them under the Pension Plan had the limitations of Section 415 of the Code not been imposed.

4.2      Participation: In order to participate in Program B of this Plan, an individual must (a) have experienced a reduction in the benefits he would have received from a Pension Plan as a result of the Code Section 415 limitationsand (b) be selected for participation by the Plan Administrator.

4.3	Amount of Benefit:
(a)	The benefit payable under Program B will be equal to (i) less (ii) below:
(i)

the monthly benefit for the Participant calculated under the Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 415 of the Code, as amended, or any successor sections of the Code; less

(ii)	the monthly benefit calculated and payable under the Pension Plan.

(b)       For purposes of subsections (a)(i) and (ii), each Pension Plan benefit shall be converted into a single life annuity commencing on the later of the Participant’s normal retirement date under the Pension Plan or the date benefits are paid under this Plan.

(c)	The amount in subsection (a) will be subject to limits described in Article V.

(d)       Benefits under this Article IV will be paid only to supplement benefits actually payable from the Pension Plan.

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

(e)       The amount in subsection (a)(i) shall include Additional Service Period. Furthermore, (to the extent not already included pursuant to the provisions of the Pension Plan) the age of any such Participant shall be deemed to include the years and partial years contained in the Additional Service Period. It is intended that the application of Section 4.3(e) shall extend to, but not be limited to, Window Benefit Participants and Window Excluded Participants.

(f)        For Window Benefit Participants, the benefit described in this Section 4.3 shall equal the Lump Sum Equivalent of the excess of (i) over (ii) below:

(i)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 415 of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(ii)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming Participant remained employed through the end of the Additional Service Period and commenced payment of his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For Window Excluded Participants, the benefit described in this Section 4.3 shall equal the Lump Sum Equivalent of the excess of (iii) over (iv) below:

(iii)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Section 415 of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(iv)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming Participant terminated employment on the date of his actual Termination of Employment and commenced payment of his benefit after the expiration of the Additional Service Period (or, if not eligible to commence payment under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For purposes of this Section 4.3(f), a Participant’s “Social Security Covered Compensation” (as defined in the Applicable Pension Plan) is projected to increase during the Additional Service Period using an inflation assumption of 3%.

ARTICLE V

MAXIMUM BENEFIT

5.1      In the event that a Participant is eligible for both Program A and Program B, the aggregate benefit shall not exceed an amount equal to (a) less (b) below:

(a)       the monthly benefit for the Participant calculated under the Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Sections 401(a)(17) and 415 of the Code, as amended, or any successor sections of the Code; less

(b)	the monthly benefit calculated and payable under the Pension Plan.

For purposes of subsections (a) and (b), each Pension Plan benefit shall be converted into a single life annuity commencing on the later of the Participant’s normal retirement date under the Pension Plan or the date benefits are paid under this Plan.

The amount in subsection (a) shall include (to the extent not already included pursuant to the provisions of the Pension Plan) the Additional Service Period. Furthermore, (to the extent not already included pursuant to the provisions of the Pension Plan) the age of any such Participant shall be deemed to include the years and partial years contained in the Additional Service Period. It is intended that the application of Section 5.1 shall extend to, but not be limited to, Window Benefit Participants and Window Excluded Participants..

(c)       For Window Benefit Participants, the aggregate benefit described in this Section 5.1 shall not exceed the Lump Sum Equivalent of the excess of (i) over (ii) below:

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

(i)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Sections 401(a)(17) and 415 of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(ii)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming Participant remained employed through the end of the Additional Service Period and commenced payment of his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For Window Excluded Participants, the aggregate benefit described in this Section 5.1 shall not exceed the Lump Sum Equivalent of the excess of (iii) over (iv) below:

(iii)

the monthly benefit for the Participant calculated under the Applicable Pension Plan using the Participant’s Basic Earnings and Bonus without regard to the limitations of Sections 401(a)(17) and 415 of the Code, as amended, or any successor sections of the Code and assuming that Participant remained employed through the end of the Additional Service Period and commenced his benefit at that time (or, if not eligible for early retirement under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)); over

(iv)

the monthly benefit calculated and payable under the Applicable Pension Plan assuming Participant terminated employment on the date of his actual Termination of Employment and commenced payment of his benefit after the expiration of the Additional Service Period (or, if not eligible to commence payment under the Applicable Pension Plan at the end of the Additional Service Period, assuming Participant had commenced his benefit under the Applicable Pension

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

Plan on his Normal Retirement Date (as defined in the Applicable Pension Plan)).

For purposes of this Section 5.1(c), a Participant’s “Social Security Covered Compensation” (as defined in the Applicable Pension Plan) is projected to increase during the Additional Service Period using an inflation assumption of 3%.

ARTICLE VI

VESTING AND BENEFIT PAYMENT

6.1      Form and Timing of Payment: The monthly benefit determined to be payable under this Plan shall be converted to a Lump-Sum Equivalent benefit. Subject to Section 7.18, the lump sum amount determined shall be payable to the Participant or surviving spouse within 90 days following Participant’s Termination of Employment from the Company and its Affiliates.

6.2      Vesting: A Participant shall become vested in the benefit payable under this Plan at the same time that he becomes vested under the Pension Plan.

6.3      Effect of an Agreement: Benefits under the Plan may be increased, decreased or otherwise modified by any legally binding contractual agreement between a Participant and the Company or GlobalSantaFe Corporation.

6.4      SERP Offset Calculation: The monthly benefit calculated for purposes of determining the amount payable under this Plan, shall offset the benefit, if any, payable under the GlobalSantaFe Supplemental Executive Retirement Plan as amended and restated effective January 1, 2008 (the “SERP”). Pursuant to subsection (d) of the SERP’s definition of “Normal Retirement Benefit,” the benefit payable under this Plan shall, for purposes of the offset, be converted into a single life annuity commencing on the later of the Participant’s normal retirement date under the Pension Plan or the date benefits are paid under this Plan.

ARTICLE VII

MISCELLANEOUS

7.1      Administration and Interpretation: The Plan shall be administered by the Administrative Committee. The determination of the Administrative Committee as to any disputed questions arising under this Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons. Benefits under this Plan will be paid only if the Plan Administrator decides in its discretion that the claimant is entitled to them.

7.2	Expenses: The expenses of administering the Plan shall be borne by the Company.

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

7.3      Indemnification and Exculpation: The members of the Administrative Committee, its agents, and officers, directors and employees of the Company and its Affiliates shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company’s written approval) or paid by them in satisfaction of a judgment in any such action, suit or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability or expense is due to such person’s gross negligence or willful misconduct.

7.4      Amendment: The Plan may be amended, in whole or in part, by action of the Board, in its sole discretion, or, to the extent permissible under the GlobalSantaFe Administrative Committee Charter and Mandates, by action of the Administrative Committee. Benefits under the Plan may be increased, decreased or otherwise modified by any legally binding contractual agreement between a Participant and the Company or GlobalSantaFe Corporation.

7.5      Termination: The Board may, at its sole discretion, terminate, suspend or amend the Plan at any time or from time to time, in whole or in part in accordance with Section 1.409A-3(j)(4)(ix) of the U.S. Treasury regulations.

7.6      Not an Employment Agreement: Nothing contained in this Plan is intended to nor shall it confer upon any Participant the right to be retained in the service of the Company and its Affiliates, nor shall the existence of this Plan interfere with the right of the Company and its Affiliates to terminate, lay off, discharge or otherwise deal with any Participant.

7.7      Funding: All payments under this Plan shall be made from the general assets of the Participant’s employer during the period the Participant accrued benefits under this Plan. In the event that a Participant changed employers during the period of benefit accrual under this Plan, each employer shall fund the Participants’ payment under this Plan to the extent that the payment reflects benefits accrued during the Participant’s tenure with such employer. Each Participant remains a general, unsecured creditor of the employer responsible for funding the Participant’s payments under this Plan with respect to benefits accrued or paid under this Plan.

7.8      Severability: In the event any provision of the Plan shall be held illegal or invalid for any reason, any illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan.

7.9      Assignment of Benefits: A Participant may not, either voluntarily or involuntarily, assign, anticipate, alienate, commute, pledge or encumber any benefits to which he is or may become entitled to under the Plan, nor may the same be subject to attachment or garnishment by any creditor of a Participant.

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

7.10    Tax Withholding: Such sum may be withheld from the lump-sum payment payable under the Plan for any federal, state or local taxes required by law to be withheld with respect to such payment, as the Company may reasonably estimate is necessary to cover any taxes that may be assessed with regard to such payment.

7.11    Use and Form of Words: Words used herein in the masculine gender shall be construed as also used in the feminine gender where they would so apply, and vice versa. Words used in the singular form shall be construed as also used in the plural form where they would so apply, and vice versa.

7.12    Effect on Other Plans: Amounts accrued or paid under this Plan shall not be considered compensation for the purposes of the Company’s other employee benefit plans. All amounts paid under this Plan will be a reduction of benefits calculated and payable under the GlobalSantaFe Supplemental Executive Retirement Plan.

7.13    Guarantee: By executing this Plan, GlobalSantaFe Corporation agrees to guarantee the payment of all benefits payable hereunder.

7.14    Applicable Law: This Plan shall be governed and construed in accordance with the laws of the State of Texas.

7.15    Scope: This Plan is intended only to remedy Pension Plan benefit reductions caused by the operation of Sections 415 and/or 401(a)(17) of the Code and not reductions for any other reason.

7.16    Plan Termination: No further benefits may be earned by a Participant under this Plan after the termination of the Pension Plan.

7.17    409A Compliance. It is intended that the provisions of this Plan satisfy the requirements of Section 409A and that the Plan be operated in a manner consistent with such requirements to the extent applicable. Therefore, the Administrative Committee may make adjustments to the Plan and may construe the provisions of the Plan in accordance with the requirements of Section 409A.

7.18    Specified Employees. If a Participant is a “specified employee,” as such term is defined in Section 409A and determined as described below in this Section 7.18, any payments payable as a result of the Participant’s Termination of Employment (other than death) shall not be payable before the earlier of (i) the date that is six months after the Participant’s Termination of Employment, (ii) the date of the Participant’s death, or (iii) the date that otherwise complies with the requirements of Section 409A. A Participant shall be a “specified employee” for the twelve-month period beginning on April 1 of a year if the Participant is a “key employee” as defined in Section 416(i) of the Internal Revenue Code (without regard to Section 416(i)(5)) as of December 31 of the preceding year or using such dates as designated by the Administrative Committee in accordance with Section 409A and in a manner that is consistent with respect to all of the

APPENDIX A

GLOBALSANTAFE

PENSION EQUALIZATION PLAN

AS AMENDED AND RESTATED

EFFECTIVE NOVEMBER 27, 2007

Company’s nonqualified deferred compensation plans. For purposes of determining the identity of specified employees, the Administrative Committee may establish procedures as it deems appropriate in accordance with Section 409A.

IN WITNESS WHEREOF, this Plan, as amended and restated, has been executed as of the ____ day of ___________, 2007, but is effective as of November 27, 2007.

GLOBALSANTAFE CORPORATION

By /s/

GLOBALSANTAFE CORPORATE SERVICES INC.

By /s/

APPENDIX B

LEGACY TRANSOCEAN PLAN

The Legacy Transocean Plan is attached hereto solely for purposes of calculating a Participant’s Legacy Plan Benefit pursuant to Article VI. For purposes of calculating the Legacy Plan Benefit, a Participant will only be entitled to service under the Legacy Transocean Plan through the earlier of (i) the Participant’s latest date of participation under the Plan or (ii) December 31, 2008. However, a Participant’s Legacy Plan Benefit shall include compensation earned while the Participant is participating in the Plan.

i

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

ii

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

Article 1.	The Plan
1.1	Establishment and Amendment of the Plan.

Transocean Inc. (the “Company”) previously maintained an unfunded supplemental benefit plan known as the “Transocean Offshore Inc. Supplemental Benefit Plan,” established originally effective as of July 1, 1993, and as amended and restated effective as of July 1, 1998 (the “Original Plan”). The Company, as a successor to the entities previously sponsoring the Original Plan, amended and restated that portion of the Original Plan providing for “Excess Retirement Plan Benefits” (as described in the Original Plan) effective as of January 1, 2004, and renamed that portion of the Original Plan as the “Transocean U.S. Supplemental Retirement Plan” (the “Prior Plan”). The Company hereby further amends and restates the Prior Plan, effective November 27, 2007(the “Effective Date”) in the form set forth herein (the “Plan”), to comply with the requirements of Code Section 409A and to make certain changes in accordance with the Agreement and Plan of Merger by and among the Company, GlobalSantaFe Corporation, and Transocean Worldwide, Inc., dated as of July 21, 2007 (the “Merger Agreement”).

1.2	Purpose.
(a)

Purpose of the Plan. The Plan has been established and is maintained for the primary purpose of providing Eligible Participants who are eligible to receive benefit payments under the “Transocean U.S. Retirement Plan,” as amended effective November 27, 2007, and thereafter amended (the “Retirement Plan”), such portion of such benefit payments as would have been payable to such Eligible Participants under the Retirement Plan if the maximum annual compensation limitations under Code Section 401(a)(17) and maximum annual benefit limitations under Code Section 415 had not been applied to such benefit payments, as well as certain benefits payable in accordance with the Merger Agreement.

(b)

ERISA Status. The Plan is intended to qualify for the exemptions provided under Title I of ERISA for plans that are not qualified under Code Section 401(a) and that are maintained primarily to provide deferred compensation for a select group of management or highly compensated employees.

1.3	Applicability of the Plan.

The provisions of the Plan shall be applicable only to or with respect to those Eligible Participants who are eligible to receive a benefit under the Retirement Plan on or after November 27, 2007, and who are Eligible Participants under the Plan on or after such date.

Article 2.	Definitions and Construction
2.1	Definitions.

All terms used in the Plan shall have the same meanings assigned to them under the provisions of the Retirement Plan, unless otherwise qualified by the context hereof. Notwithstanding the prior sentence, the following terms shall have the meanings set forth below, unless their context clearly indicates to the contrary:

1

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

(a)

“Additional Service Period” means, with respect to any Eligible Participant who has a Termination of Employment on or before November 27, 2009 and is eligible for a benefit under Section 4.7 of the Retirement Plan, or who would have been eligible for such benefit if Appendix A of the Retirement Plan had not specifically excluded the Participant from receiving the benefit thereunder and who received a severance payment, whether in the form of salary and/or bonus continuation payments or a lump sum or sums, the salary and/or bonus continuation period or, in the case of a lump sum or sums, the period with respect to which the lump sum or sums are deemed paid pursuant to the definitions of Earnings contained in the Plan.

(b)	“Applicable Retirement Plan” means the Retirement Plan as in effect on the date of the Participant’s Termination of Employment.
(c)

“Code” means the Internal Revenue Code of 1986 and the regulations issued thereunder, as amended from time to time. Each Code reference in the Plan shall include reference to any comparable or succeeding statutory provision which amends, supplements, or replaces such Code reference.

(d)

“Earnings” means the same as set forth in the Retirement Plan, only without regard to the limitations imposed by Section 401(a)(17) of the Code. Additionally, with respect to any Eligible Participant who has a Termination of Employment on or before November 27, 2009 and is eligible for a benefit under Section 4.7 of the Retirement Plan, or who would have been eligible for such benefit if Appendix A of the Retirement Plan had not specifically excluded the Participant from receiving the benefit thereunder and who received a severance payment, “Earnings” shall include severance payments based on a multiple or any percentage of salary made as salary continuation payments or in a lump sum or sums. In the event such a severance payment is paid in a lump sum or sums, the salary amount shall be deemed to accrue over the period of time it would normally have been paid had the Participant’s salary at the time of termination continued until the severance payments were exhausted.

(e)

“Eligible Participant” means an Employee of an Employer who (i) is a Participant under the Retirement Plan and (ii) is designated as eligible for participation in the Plan by the Board as being among a select group of management or highly compensated employees and also satisfying the requirements of Article 3.

(f)	“Employer” means the Company and each other Employing Company who is a participating employer under the Retirement Plan and who is a participating employer under the Plan as provided in Article 6.
(g)	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
(h)	“Lump-Sum Equivalent” means with respect to any benefit hereunder, a lump-sum payment equal in value at date of determination to such benefit when determined

2

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

actuarially, based upon the mortality table set forth in the Applicable Retirement Plan and the interest rate equal to the yield on a new 7-12 year AA-rated general obligation tax-exempt bond as determined by Merrill Lynch & Co. (or its affiliates) and published in The Wall Street Journal. An annual interest rate is to be determined as the average of the daily yields for November of the Plan Year preceding the Plan Year in which occurs the proposed date of payment; in such case, the stability period for such applicable interest rate shall be the Plan Year. In the event that age is increased by a salary continuation period or an Additional Service Period (“imputed years”), the lump sum payment will be discounted by the number of imputed years (including partial years) from the date of determination to the date of payment using interest only at the interest rate specified in the foregoing provisions of this definition. For purposes of Section 3.3(f) herein, the date of determination is the day after the end of the Additional Service Period. Further, (i) in the event an Eligible Participant is under age 55 on the date of determination, the Lump-Sum Equivalent shall be based on the present value of the Normal Retirement Benefit and (ii) in the event an Eligible Participant is age 55 or older at the date of determination, the Lump-Sum Equivalent shall be based on the present value of an immediate benefit.

(i)

“Maximum Benefit Limits” means the maximum benefit limitations as in effect under Code Section 415, as such limitations are adjusted or changed from time to time in accordance with the adjustment provisions of Code Section 415, or as a result of changes to the provisions in Code Section 415.

(j)

“Maximum Compensation Limits” means the maximum annual compensation limitations as in effect under Code Section 401(a)(17), as such limitations are adjusted or changed from time to time in accordance with the adjustment provisions of Code Section 401(a)(17), or as a result of changes to the provisions in Code Section 401(a)(17).

(k)	“Participant” means an individual who is a “Participant” under the Retirement Plan and who maintains such status at any relevant date.
(l)

“Plan” means the “Transocean U.S. Supplemental Retirement Benefit Plan,” as amended and restated effective as of November 27, 2007, as set forth in this document and as the same may be amended from time to time thereafter.

(m)	“Retirement Plan” means the “Transocean U.S. Retirement Plan,” as amended effective November 27, 2007, and as the same may be amended from time to time thereafter.
(n)

“Termination of Employment” means “separation from service,” as such term is defined in Section 1.409A-1(h) of the U.S. Treasury Regulations, with the Company or an Employer for any reason other than a transfer between Employers.

(o)	“Window Benefit Participant” means an Eligible Participant who is eligible for a window benefit under Section 4.7 of the Applicable Retirement Plan.

3

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

(p)

“Window Excluded Participant” means an Eligible Participant who would have been eligible for a window benefit under Section 4.7 of the Applicable Retirement Plan had he not been specifically excluded pursuant to Appendix A of the Applicable Retirement Plan.

2.2	Gender and Number; Headings.

Except when otherwise indicated by the context, any masculine terminology when used in the Plan shall also include the feminine gender, and the definition of any term in the singular shall also include the plural. Headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

Article 3.	Restoration of Benefits Reduced by Code Section 401(a)(17) or 415
3.1	Eligibility.

The Board shall, in its sole discretion, determine and designate the key management employees of each participating Employer who are to be Eligible Participants under the Plan; provided, however, that any employee so designated must meet the criteria for an Eligible Participant set forth in Section 2.1(e). Such designations may be based on participation criteria established by the Board from time to time, which criteria shall be consistent with the classification of the Plan, as described in Section 1.2(b). Such criteria shall include a requirement that the designated individual is expected to have his benefits under the Retirement Plan subject to the Maximum Benefit Limits or the Maximum Compensation Limits and that the individual is a member of a select group of management or highly compensated employees (as those terms are set forth in Section 201(2) of ERISA). The Board may terminate the “Eligible Participant” status of any designated employee at any time. The Board may establish such procedures as it deems appropriate for notifying employees of their status as Eligible Participants under the Plan.

3.2	Participation.

A key management employee as described in Section 3.1 shall become an Eligible Participant under the Plan on the first date on which he is designated as an Eligible Participant eligible to receive any benefits provided under the Plan. Such Eligible Participant shall thereafter remain an Eligible Participant under the Plan so long as he continues to meet the eligibility requirements of Section 2.1(e). In addition, an Eligible Participant who ceases to be an Eligible Participant by reason of termination, transfer of employment or other loss of Eligible Participant status shall continue as an Eligible Participant with respect to any benefit he is eligible to receive under the Plan at the time of such termination, transfer or loss of status.

3.3	Benefits.
(a)

Termination of Employment on or after Normal Retirement Age; In General. Upon an Eligible Participant’s Termination of Employment after reaching Normal Retirement Age, the pension restoration benefit payable under the Plan to such Eligible Participant shall be equal to the Lump-Sum Equivalent of the difference between the monthly annuity amount in (1) and the monthly annuity amount in (2) where—

4

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

(1)

is the monthly annuity amount of such benefit that would have been payable under the Retirement Plan to such Eligible Participant if the provisions of the Retirement Plan were administered without regard to the Maximum Benefit Limits and the Maximum Compensation Limits; and

(2)	is the monthly annuity amount of such benefit payable to such Eligible Participant under the Retirement Plan.
(b)

Inclusion in Earnings of Certain Prior Deferred Compensation. In applying the foregoing provisions of Section 3.3(a), the calculation in Section 3.3(a)(1) above shall also recognize as part of the Eligible Participant’s Earnings any amounts that the Eligible Participant deferred under a non-qualified deferred compensation program maintained by his Employer for periods prior to January 1, 2004.

(c)	Limitation. The amount in Section 3.3(a) will be subject to limits described in Article 4.
(d)	Supplementation of Retirement Plan Benefits. Benefits under this Article 3 will be paid only to supplement benefits actually payable from the Retirement Plan.
(e)

Termination of Employment Prior to Normal Retirement Age. If an Eligible Participant’s Termination of Employment occurs prior to his Normal Retirement Age, the pension restoration benefit shall be calculated as described in Sections (a) through (d) above, but shall also then be reduced using the same adjustment factors and/or actuarial equivalence factors and assumptions as are applicable for calculations of benefits commencing prior to Normal Retirement Age under the Retirement Plan. Under the Plan, the benefit payable to an Eligible Participant prior to his Normal Retirement Age shall be equal to the Lump-Sum Equivalent of this reduced amount, after all appropriate calculations.

(f)	Window Benefit. For Window Benefit Participants, the benefit described in this Section 3.3(f) shall equal the Lump-Sum Equivalent of the excess of (1) over (2) below:
(1)

the monthly benefit for the Window Benefit Participant calculated under the Applicable Retirement Plan using the Window Benefit Participant’s Earnings without regard to the limitations of Code Section 401(a)(17) and assuming that such Participant remained employed through the end of the Additional Service Period and commenced his Retirement Plan benefit at that time (or, if not eligible for early or normal retirement under the Applicable Retirement Plan at the end of the Additional Service Period, assuming such Participant had commenced his benefit under the Applicable Retirement Plan on his Normal Retirement Date (as defined in the Applicable Retirement Plan; over

(2)

the monthly benefit calculated and payable under the Applicable Retirement Plan assuming the Window Benefit Participant remained employed through the end of the Additional Service Period and commenced payment of his Retirement Plan

5

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

benefit at that time (or, if not eligible for early or normal retirement under the Applicable Retirement Plan at the end of the Additional Service Period, assuming such Participant had commenced his benefit under the Applicable Retirement Plan on his Normal Retirement Date (as defined in the Applicable Retirement Plan)).

For Window Excluded Participants, the benefit described in this Section 3.3(f) shall equal the Lump-Sum Equivalent of the excess of (3) over (4) below:

(3)

the monthly benefit for the Window Excluded Participant calculated under the Applicable Retirement Plan using the Window Excluded Participant’s Earnings without regard to the limitations of Code Section 401(a)(17) and assuming that such Participant remained employed through the end of the Additional Service Period and commenced payment of his Retirement Plan benefit at that time (or, if not eligible for early or normal retirement under the Applicable Retirement Plan at the end of the Additional Service Period, assuming such Participant had commenced his benefit under the Applicable Retirement Plan on his Normal Retirement Date (as defined in the Applicable Retirement Plan)); over

(4)

the monthly benefit calculated and payable under the Applicable Retirement Plan assuming the Window Excluded Participant terminated employment on the date of his actual Termination of Employment and commenced payment of his Retirement Plan benefit after the expiration of the Additional Service Period (or, if not eligible to commence payment under the Applicable Retirement Plan at the end of the Additional Service Period, assuming such Participant had commenced his benefit under the Applicable Retirement Plan on his Normal Retirement Date (as defined in the Applicable Retirement Plan)).

For purposes of this Section 3.3(f), a Participant’s Final-Average Social Security Earnings (as defined in the Applicable Retirement Plan) are projected to increase during the Additional Service Period using an inflation assumption of three percent. Additionally, no Eligible Participant shall receive an amount under this Section 3.3(f) that is less than he would otherwise receive under the terms of the Plan absent this Section 3.3(f).

Article 4.	Time and Form of Payment
4.1	Form of Payment and Payment Date.

Subject to the provisions of Section 5.14, the benefits payable under the Plan shall always be paid to an Eligible Participant in the form of a cash lump-sum within 90 days following an Eligible Participant’s Termination of Employment. The actuarial assumptions for computing the lump-sum amount shall be the same actuarial assumptions as those used in computing the Lump-Sum Equivalent under the Plan. Payment of the Lump-Sum Equivalent shall be in full discharge of the Employer’s obligations under the Plan to the eligible recipient of such benefits.

4.2	Death Benefits.

6

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

(a)

In General. It is the intent of the Plan that death benefits or Survivor Benefits as described in Article 7 of the Retirement Plan be payable under the Plan to the same eligible individuals as described in Article 3 of the Plan, and as further described in this Section 4.2. Notwithstanding any provisions of the Retirement Plan to the contrary, the form of payment for such death or Survivor Benefits shall always be the Lump-Sum Equivalent of the monthly pension restoration benefit and the time of payment shall always be within 90 days after the later of the Eligible Participant’s Termination of Employment or death.

(b)

Lump-Sum Form of Payment. The survivor entitled to the Survivor Benefit as a result of the Eligible Participant’s death shall always be paid in the form of a cash lump-sum. The monthly pension restoration annuity benefit shall be calculated under the applicable provisions of the Retirement Plan, using the calculation methodology as described in Section 3.3. This benefit will then be converted to its Lump-Sum Equivalent.

(c)

Other Limitations. The calculation of the Survivor Benefits as described in the foregoing provisions of this Section 4.2 shall be made by limiting the Eligible Participant’s Credited Service to not more than 30 years.

4.3	Vesting.

An Eligible Participant shall become vested in the benefit payable under the Plan at the same time that he becomes vested under the Retirement Plan.

4.4	Change of Control
(a)

Change of Control Event. Notwithstanding the foregoing provisions of this Article 4 or other provisions of the Plan, in the case of a “change of control” as defined in Section 4.4(b), an Eligible Participant under the Plan shall (i) become 100% vested in a benefit under this Plan irrespective of whether he is entitled to a benefit under the Retirement Plan, and (ii) such Eligible Participant shall be eligible to receive the payment of such benefit in the form of a lump sum payment as soon as administratively practicable following the determination of such “change in control.” In calculating an Eligible Participant’s benefit under this Section 4.4, such benefit shall be calculated on the assumption that such Eligible Participant is eligible for a monthly benefit payment under the Retirement Plan payable at the same time, even if such Eligible Participant is not eligible for a benefit under the Retirement Plan or such a benefit payable at such same time.

(b)	Definition. For purposes of this Section 4.4, a “change of control” means—
(1)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding ordinary shares of the Company (the “Outstanding Company Ordinary Shares”) or (B) the combined

7

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (C) any acquisition directly from the Company, (D) any acquisition by the Company, (E) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or other entity controlled by the Company or (F) any acquisition by any corporation or other entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (3) of this Section 4.5; or

(2)

Individuals who, as of the date hereof, constitute the Board of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of the Company; provided, however, that for purposes of this Section 4.5 any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of the Company; or

(3)

Consummation of a scheme of arrangement, reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding ordinary shares or shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation or other entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation or other entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or

8

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

more of, respectively, the then outstanding ordinary shares or shares of common stock of the corporation or other entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the action of the Board of the Company providing for such Business Combination; or

(4)	Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Article 5.	Administration
5.1	Administration and Interpretation.

The Plan shall be administered by the Administrative Committee appointed pursuant to the terms of the Retirement Plan. The Administrative Committee shall administer the Plan in accordance with its terms, except (i) in the event the Administrative Committee determines an adjustment is necessary pursuant to Section 5.13 of the Plan; and (ii) the Plan shall be administered as an unfunded plan which is not intended to meet the qualification requirements of Code Section 401(a). The Administrative Committee shall have the same rights and authority granted to it under the Retirement Plan, which shall include the full power and authority to interpret, construe and administer the Plan. The Administrative Committee shall establish and maintain such accounts or records as the Administrative Committee may from time to time consider necessary. Members of the Administrative Committee shall not participate in any action or determination regarding their own benefits under the Plan. The determination of the Administrative Committee as to any disputed questions arising under the Plan, including questions of construction and interpretation shall be final, binding, and conclusive upon all persons.

5.2	Expenses.

The expenses of administering the Plan shall be borne by the Employers in the proportions determined by the Administrative Committee.

5.3	Indemnification and Exculpation.

The members of the Administrative Committee, its agents, and officers, directors, and employees of the Company or any other Employer shall be indemnified and held harmless by the Employer against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by them in settlement (with the Company’s written approval) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person’s gross negligence or willful misconduct.

9

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

5.4	Amendment and Termination.

The Board of the Company may amend, modify, or terminate the Plan at any time and in any manner. Such actions by the Board of the Company shall be binding upon all other Employers. In addition, the Plan shall automatically terminate at the time of the termination of the Retirement Plan, and any benefit payment obligation under the Plan shall be measured with respect to the benefits which are payable from the Retirement Plan irrespective of whether such benefits are actually paid due to an insufficiency of assets to pay such benefits. In the event of a termination of the Plan pursuant to this Section 5.4, no further benefits shall accrue under the Plan, and amounts which are then payable shall continue to be an obligation of the Employer and shall be paid as scheduled; provided, however, that the Company reserves the right, in its sole discretion, to accelerate payments to the affected Eligible Participants in the event of a complete or partial termination of the Retirement Plan or the Plan. Notwithstanding the foregoing, if the Plan is to be terminated, then the termination shall be in accordance with Section 1.409A-3(j)(4)(ix) of the U.S. Treasury regulations.

5.5	Not an Employment Agreement.

Nothing contained in the Plan is intended to nor shall it confer upon any Participant the right to be retained in the service of the Employer, nor shall the existence of the Plan interfere with the right of the Employer to terminate, lay off, discharge or otherwise deal with any Participant.

5.6	Funding.

All amounts paid under the Plan shall be paid from the general assets of the Employers. Benefits shall be reflected on the accounting records of the Employers, but neither the Plan nor the maintenance of such accounting records shall be construed to create, or require the creation of a trust, custodial account, or escrow account with respect to any Eligible Participant. No Eligible Participant shall have any right, title, or interest whatsoever in or to any investment reserves, accounts, or fund that the Employers may purchase, establish, or accumulate to aid in providing the unfunded benefit payments described in the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create, or be construed to create, a trust or fiduciary relationship of any kind between an Employer or the Administrative Committee and an Eligible Participant or any other person. Eligible Participants shall not acquire any interest under the Plan greater than that of an unsecured general creditor of an Employer. The trust fund maintained pursuant to the Retirement Plan shall not be liable for any benefits accrued under the Plan.

5.7	Severability.

In the event any provision of the Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Administrative Committee shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan.

5.8	Assignment of Benefits.

An Eligible Participant may not, either voluntarily or involuntarily, assign, anticipate, alienate, commute, pledge or encumber any benefits to which he is or may become entitled to under the

10

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

Plan, nor may the same be subject to attachment or garnishment by any creditor of an Eligible Participant. Notwithstanding the foregoing provisions of this Section 5.8, no benefit amount payable under the Plan shall be payable until and unless any and all amounts representing debts or other obligations owed to the Company by the Eligible Participant with respect to whom such amount would otherwise be payable shall have been fully paid.

5.9	Tax Withholding.

An Employer may withhold from any payment of benefits hereunder any taxes required to be withheld and such sum as the Employer may reasonably estimate to be necessary to cover any taxes for which the Employer may be responsible and which may be assessed with regard to such payment.

5.10	Effect on Other Benefit Plans.

Amounts credited or paid under the Plan shall not be considered to be compensation for the purposes of the Retirement Plan or any other plans maintained by an Employer. The treatment of such amounts under other employee benefit plans shall be determined pursuant to the provisions of such plans.

5.11	Applicable Law.

The Plan shall be governed and construed in accordance with the laws of the State of Texas.

5.12	Scope.

The Plan is intended only to remedy Retirement Plan benefit reductions caused by the operation of Code Sections 415 and/or 401(a)(17) and to provide for benefits to Window Benefit Participants and Window Excluded Participants and not reductions for any other reason.

5.13	Code Section 409A Compliance.

It is intended that the provisions of the Plan satisfy the requirements of Code Section 409A and that the Plan be operated in a manner consistent with such requirements to the extent applicable. Therefore, the Administrative Committee may make adjustments to the Plan and may construe the provisions of the Plan in accordance with the requirements of Code Section 409A.

5.14	Specified Employees.

If an Eligible Participant is a “specified employee,” as such term is defined in Code Section 409A and determined as described below in this Section 5.14, any payments payable as a result of the Eligible Participant’s Termination of Employment (other than death) shall not be payable before the earliest of (i) the date that is six months after the Eligible Participant’s Termination of Employment, (ii) the date of the Eligible Participant’s death, or (iii) the date that otherwise complies with the requirements of Code Section 409A. An Eligible Participant shall be a “specified employee” for the 12-month period beginning on April 1 of a year if the Eligible Participant is a “key employee” as defined in Code Section 416(i) (without regard to Code Section 416(i)(5)) as of December 31 of the preceding year or using such dates as designated by the Administrative Committee in accordance with Code Section 409A and in a manner that is consistent with respect to all of the Company’s nonqualified deferred compensation plans. For

11

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

purposes of determining the identity of “specified employees,” the Administrative Committee may establish procedures as it deems appropriate in accordance with Code Section 409A.

When calculating the benefits payable to a “specified employee” under the Plan, the interest rate in effect under the Applicable Retirement Plan shall be used to calculate the Lump-Sum Equivalent. For a “specified employee,” the “date of determination” for calculation of the Lump-Sum Equivalent shall be deemed to be the date of payment to such “specified employee.”

5.15	Incompetence.

Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Administrative Committee receives a written notice, in a form and manner acceptable to the Administrative Committee, that such person is incompetent, and that a guardian, conservator, or other person legally vested with the care of such person’s person or estate has been appointed; provided, however, that if the Administrative Committee shall find that any person to whom a benefit is payable under the Plan is unable to care for such person’s affairs because of incompetency, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid as provided in the Retirement Plan. Any such payment so made shall be a complete discharge of liability therefor under the Plan.

5.16	Binding on Employer, Eligible Participants and Their Successors.

The Plan shall be binding upon and inure to the benefit of the Employers, their successors and assigns, and the Eligible Participants, their heirs, executors, administrators and legal representatives. The provisions of the Plan shall be applicable with respect to each Employer separately, and amounts payable hereunder shall be paid by the Employer of the particular Eligible Participant. In the event any Eligible Participant becomes entitled to a benefit under the Retirement Plan based on service with more than one Employer, the benefit obligations under the Plan shall be apportioned among such Employers as determined by the Administrative Committee.

Article 6.	Adoption Procedure
6.1	Adoption Procedure.

With the consent of the Company, any other organization which satisfies the definition of Employing Company under the Retirement Plan and the Plan and which is eligible by law to do so may adopt the Plan for the benefit of its Employees who are or who become Participants under the Retirement Plan, on express condition that the Company assumes no liability as a result of any such adoption of the Plan by such organization. Such other organization may adopt the Plan by—

(a)	executing an adoption instrument adopting the Plan, and agreeing to be bound as a participating Employer by all the terms, provisions, conditions, and limitations of the Plan; and

12

APPENDIX B

Transocean U.S. Supplemental Retirement Benefit Plan

(As Amended and Restated Effective as of November 27, 2007)

(b)	compiling and submitting all information required by the Company with reference to persons in its employment eligible for membership in the Plan.

The adoption instrument shall specify the effective date of such adoption of the Plan and shall become, as to such organization and persons in its employment, a part of the Plan.

6.2	Withdrawal of Participating Employer.

Any Participating Employer may withdraw from the Plan by giving 60 days’ notice in writing of its intention to withdraw to the Company, unless a shorter notice shall be agreed to by the Company. Any withdrawing Employer shall remain responsible for its respective benefit obligations following such a withdrawal.

IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officer, in a number of copies, all of which shall constitute but one and the same instrument that may be sufficiently evidenced by any such executed copy hereof, this _____ day of ________________, 2007, but effective as of the date provided herein.

TRANSOCEAN INC.

By /s/

Name:

Title:

13

APPENDIX C

"Applicabale Interest Rate" Definition

Terry Bonno

John Briscoe

Eric Brown

Gregory Cauthen

Ian Clark

Stephen Hayes

Robert Long

Larry McMahan

Steven Newman

Greg Panagos

Adrian Rose

Robert Saltiel

David Tonnel

Paul Tranter

14